________________________________
1801 Art Museum Drive, Suite 300
Jacksonville, Florida 32207
Phone (904) 396-5733
Fax (904) 396-2715




                                             December 23, 2004



Dear Shareholder:

      I invite you to attend our Annual Meeting of Shareholders, which will be held on Wednesday, January 26, 2005, at 2:00 p.m.
at 155 East 21st Street, Jacksonville, Florida.

     Details regarding the business to be conducted at the meeting are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. At the meeting, I will report on the Company's operations and plans. We also will leave time for your questions.

      We hope that you are able to attend the meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you previously have submitted your proxy.

     Thank you for your ongoing support of Patriot Transportation
Holding, Inc.

                                   Sincerely,


                                   John E. Anderson
                                   President  and Chief Executive
                                   Officer

               2005 ANNUAL MEETING OF SHAREHOLDERS

          NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                        TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders                       ii

Proxy Statement                                                 1

Corporate Governance                                            4

Board Structure and Committee Membership                        5

Nominating Process                                              8

Director Compensation                                           9

Director Attendance at Annual Meetings of Shareholders         10

Proposal No. 1 - Election of Directors                         10

Shareholder Return Performance                                 12

Executive Compensation                                         14

Compensation Committee Report                                  17

Compensation Committee Interlocks and Insider Participation    18

Certain Relationships and Related Transactions                 18

Common Stock Ownership of Certain Beneficial Owners            19

Common Stock Ownership by Directors and Officers               19

Audit Committee Report                                         21

Independent Auditor                                            22

Shareholder Proposals                                          23

Section 16(a) Beneficial Ownership Reporting Compliance        23

              PATRIOT TRANSPORTATION HOLDING, INC.
       1801 Art Museum Drive, Jacksonville, Florida 32207
       --------------------------------------------------



                            NOTICE OF
                 ANNUAL MEETING OF SHAREHOLDERS



TIME AND DATE              2:00 p.m. on Wednesday, January 26, 2005

PLACE                      155 East 21st Street
                           Jacksonville, Florida

ITEMS OF BUSINESS          (1) To elect two directors to  a
                               4  year  term and one   director
                               to a 3 year term.
                           (2) To transact such other business
                               as  may properly come before  the
                               Annual     Meeting    and     any
                               adjournment or postponement.

RECORD DATE                You  are  entitled to vote  if  you
                           were a shareholder of record at the
                           close   of   business  on   Monday,
                           December 6, 2004.

ANNUAL REPORT              Our  2004  Annual Report, which  is
                           not  part  of the proxy  soliciting
                           materials, is enclosed.

PROXY VOTING               Please  submit a proxy as  soon  as
                           possible so that your shares can be
                           voted  at the meeting in accordance
                           with  your  instructions.   If  you
                           attend   the   meeting,   you   may
                           withdraw  your proxy  and  vote  in
                           person.


                              BY ORDER OF THE BOARD OF DIRECTORS


                                    Ray M. Van Landingham
                                          Secretary

  This Proxy Statement and Proxy Card are being distributed on or about December 23, 2004.

                         PROXY STATEMENT

     The Board of Directors (the "Board") of Patriot Transportation Holding, Inc. ("Patriot" or the "Company") is soliciting proxies for the Annual Meeting of Shareholders. You are receiving a proxy statement because you own shares of Patriot common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

     The information included in this proxy statement relates to proposals to be voted on at the meeting, voting process, compensation of directors and our most highly paid officers, and other required information.

Purpose of the Annual Meeting

      The purpose of the Annual Meeting is to elect directors and to conduct the business described in the Notice of Annual
Meeting.

Annual Meeting Admission

     You are invited to attend the meeting in person. The meeting will  be held at 2:00 p.m. on Wednesday, January 26, 2005 at  155
East 21st Street, Jacksonville, Florida.

      No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual
Meeting.

Quorum

      A quorum is the minimum number of shares required to hold a meeting. Under Patriot's Bylaws, a quorum requires that a majority of the outstanding shares of stock entitled to vote at the meeting be represented in person or by proxy at the meeting. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because
(1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Shareholders Entitled to Vote

      Each share of our common stock outstanding as of the close of business on December 6, 2004, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were 2,929,075 shares of common stock issued and outstanding.

      Many Patriot shareholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

     * SHAREHOLDER OF RECORD - If your shares are registered directly in your name with Patriot's Transfer Agent, Wachovia Bank, N.A., you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by

        Patriot. As the shareholder of record, you have the right to grant your voting proxy directly to Patriot or to vote in person at the meeting.

     * BENEFICIAL OWNER - If your shares are held in a stock brokerage account, by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and those proxy materials are being forwarded to you by your broker, trustee, or nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker, trustee, or nominee is obligated to provide you with a voting instruction card for you to use.

     * PROFIT SHARING PLAN AND TRUST - If your shares are held in your account in the Patriot Transportation Holding, Inc. Profit Sharing and Deferred Earnings Plan (the "Profit Sharing Plan"), you are considered the beneficial owner of these shares and the trustee of the plan is the shareholder of record. Participants in the Profit Sharing Plan may direct the trustee how to vote the shares allocated to their account by following the voting instructions contained on the proxy card. If voting instructions are not received for shares in the Profit Sharing Plan, those shares will be voted in the same proportion as the shares in such plan for which voting instructions are received.

Proposals You Are Asked to Vote On and the Board's Voting Recommendations

      At the Annual Meeting, the shareholders will vote to elect two directors to serve for a four year term and one director to serve for a three year term. Our Board recommends that you vote
"FOR" each nominee of the Board.

      Other than the proposals described in this proxy statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, any of the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

Required Vote

     The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

      All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter. If you are a beneficial owner and do not provide the shareholder of record  with  voting  instructions, your  shares  may  constitute broker non-votes, as described in the section above entitled "Quorum." In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

Voting Methods

      If you hold shares directly as the shareholder of record, you may vote by granting a proxy or, if you hold shares beneficially in street name, by submitting voting instructions to your broker or nominee. If you own shares beneficially as a participant in the Profit Sharing Plan, you may vote by submitting voting instructions to the trustee. Please refer to the summary instructions included on your proxy card or, for shares held in street name, the voting instructions card included by your broker or nominee.

Changing Your Vote

      You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by voting in person at the Annual Meeting. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Counting the Vote

      In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" from one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST," or "ABSTAIN." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the Profit Sharing Plan will be voted by the trustee as described in "Shareholders Entitled to Vote" on page 1.

Results of the Vote

      We will announce preliminary voting results at the meeting and publish final results in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2005.

Delivery of Proxy Materials

      Securities and Exchange Commission rules now allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family. This rule benefits both you and the Company. We believe it eliminates irritating duplicate mailings that shareholders living at the same address receive and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each shareholder will continue to receive a separate proxy card or voting instruction card.

      Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by contacting Ray M. Van Landingham at (904) 396-5733 Ext. 3269 or by mail at 1801 Art Museum Drive, Jacksonville, Florida 32207.

      If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

List of Shareholders

      The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 1801 Art Museum Drive, Jacksonville, Florida, by contacting the Secretary of the Company.

Cost of Proxy Solicitation

      Patriot will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.

Transfer Agent

       Our Transfer Agent is Wachovia Bank, N.A. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Wachovia Bank, N.A. at 1-800-829-8432, or in writing at Wachovia Bank, N.A., Corporate Trust Client Services NC-1153, 1525 West W.T. Harris Boulevard - 3C3, Charlotte, NC 28288-1153.

                      CORPORATE GOVERNANCE

Director Independence

     The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance.

      The  Board has determined that a majority of the  Board  of
Directors are independent of management in accordance with the NASDAQ listing standards. All of the members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. In accordance with NASDAQ listing standards, the Board must determine that a director has no relationship that, in the judgment of the Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm's length with the Company and its subsidiaries, and to disclose any circumstances that might be perceived as a conflict of interest.

       The   Board  of  Directors  has  determined  that  Messrs.
Commander, Paul, Shad, Stein and Winston are independent under these standards. None of our directors is an employee of the Company.

Meetings of Independent Directors

      Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting.

Communication with Directors

     The Board of Directors has adopted the following process for shareholders to send communications to members of the Board.
Shareholders may communicate with the chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, or with our independent directors, by sending a letter to the following address: Board of Directors, Patriot Transportation Holding, Inc., c/o Corporate Secretary, 1801 Art Museum Drive, Jacksonville, Florida 32207.

Business Conduct Policies

      We  believe  that operating with honesty and integrity  has earned  us  trust  from  our customers,  credibility  within  our communities, and dedication from our employees. Our senior executive and financial officers are bound by a Financial Code of Ethical Conduct. In addition, our directors, officers and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. Our business conduct policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company's assets and compliance with laws, rules and regulations.

      Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the business conduct policies. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      The  Financial  Code of Ethical Conduct  and  the  Code  of
Business  Conduct and Ethics are available on  our  Web  site  at
www.patriottrans.com   under  Investor  Relations   -   Corporate
Governance.

            BOARD STRUCTURE AND COMMITTEE MEMBERSHIP

      The Board is divided into four classes serving staggered four-year terms. The Board has nine directors and the following four committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Executive Committee. The membership during 2004 and the function of each Committee are described below.

      During fiscal 2004, the Board of Directors held five meetings. The Audit, Compensation, and Nominating and Corporate Governance Committees held five meetings, three meetings and one meeting, respectively, since the end of fiscal 2003. During the fiscal year ended September 30, 2004, the Executive Committee held one formal meeting, and acted on various resolutions by unanimous written consents. All of our directors attended at least 75% of the meetings of the Board and all committees on which the director served, except for Martin E. Stein, Jr., who was unable to attend two meetings of the Board due to extenuating circumstances.

      The following chart shows the composition of the committees of the Board of Directors. Except for the Executive Committee, each of the committees of the Board is composed exclusively of independent directors.



                                                     Nominating and
                                                       Corporate
   Director              Audit      Compensation       Governance      Executive
   --------              -----      ------------    ----------------   ---------

Edward L. Baker                                                            X*
John  D. Baker, II                                                         X
Charles E. Commander III   X                                X
Robert H. Paul III         X             X*                 X
H. W. Shad III             X*
Martin E. Stein, Jr.                     X                  X*
James H. Winston                         X



     X - Committee Member               * -- Committee Chair

     John E. Anderson, the President and CEO of the Company, serves as an ex officio member of the Executive Committee. H. Jay Skelton served as the Chairman of the Audit Committee during fiscal 2004. H.W. Shad III, who joined the Board of Directors and the Audit Committee on August 4, 2004, replaced Mr. Skelton as the Chairman of the Audit Committee on October 6, 2004.

Audit Committee

      The Audit Committee assists the Board in its oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements, the integrity of the Company's financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company's independent auditor. In addition to other responsibilities, the Audit Committee also:

     * Reviews the annual audited and the quarterly consolidated financial statements;

     * Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor's observations regarding the Company's internal controls;

     *    Reviews earnings press releases prior to issuance;

     * Appoints, oversees, and approves compensation of the independent auditor;

     * Approves all audit and permitted non-audit services provided by the independent auditor;

     * Reviews findings and recommendations of the independent auditor and management's response to the recommendations of the independent auditor; and

     * Recommends whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     The Board of Directors has determined that all Audit Committee members are independent and are able to read and understand financial statements. The Board of Directors also has determined that the Chair of the Committee, H.W. Shad III, qualifies as an "audit committee financial expert" within the meaning of SEC regulations. The charter of the Audit Committee is available at www.patriottrans.com under Investor Relations.

Compensation Committee

     The primary function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement. In addition, the Compensation
Committee:

     * Reviews and approves the Company's goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;

     * Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;

     * Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;

     * Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the Board regarding the selection of individuals to occupy these positions; and

     *    Administers the Company's stock option plans.

      The charter of the Compensation Committee is available at www.patriottrans.com under Investor Relations.

Nominating and Corporate Governance Committee.

     Under its Charter, the principal functions of the Nominating and Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders, (3) review and recommend to the Board changes to the corporate governance practices of the Company, and (4)
oversee the annual evaluation of the Board. In addition, the Nominating and Corporate Governance Committee establishes criteria for Board membership.

     The  charter  of  the  Nominating and  Corporate  Governance
Committee  is  available at www.patriottrans.com  under  Investor
Relations.

Executive Committee

      Edward L. Baker, John D. Baker II and John E. Anderson (ex officio) comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2004, the

Executive Committee held one formal meeting and acted on various resolutions by unanimous written consents.

                       NOMINATING PROCESS

Role of the Nominating and Corporate Governance Committee in the Nominating Process

       The Nominating and Corporate Governance Committee ("Committee") identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends selected individuals to the Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the Board between meetings of shareholders, the Committee identifies individuals that the Committee believes are qualified to become Board members in accordance with the Director Qualifications Standards set forth below, and recommends one or more of such individuals for appointment to the Board.

Nominees Proposed by Shareholders for Consideration by the Committee

      The Committee will consider properly submitted shareholder nominees for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the Committee must include at least the following information about the proposed nominee: the proposed nominee's name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:

     Corporate Secretary
     Patriot Transportation Holding, Inc.
     1801 Art Museum Drive
     Jacksonville, Florida 32207

      In order for an individual proposed by a stockholder to be considered by the Committee for recommendation as a Board nominee for the annual meeting of shareholders to be held in early 2006, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern time on September 30, 2005. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company). The Corporate Secretary will send properly submitted shareholder proposed nominations to the Committee Chair for consideration at a future Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Committee through other means receive.

Nominations by Shareholders at Annual Meeting

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election as directors by the shareholders. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who  is  entitled  to vote for the election of directors  at  the
meeting  and who complies with certain notice procedures.   These
notice  procedures require that the nominating  shareholder  make the  nomination by timely notice in writing to the  Secretary  of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40)  days  prior to the meeting except that,
if less than fifty (50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of
the meeting  was  mailed  or such public disclosure  was  made.   The
notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

Director Qualifications Standards

    The Committee has established the following standards and qualifications for members of the Board of Directors:

      * Each director shall at all times represent the interests of the shareholders of the Company.

      * Each director shall at all times exhibit high standards of integrity, commitment and independence of thought and judgment.

      * Each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the Board and Committees of which he or she is a member, and by reviewing in advance all meeting materials.

      * The Board shall meet the applicable standards of independence from the Company and its management.

      * The Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company's operations and interests.

Identification, Evaluation and Selection of Nominees

      In the event the Committee recommends an increase in the size of the Board or a vacancy occurs, the Committee may consider qualified nominees from several sources, including current Board members, search firms, and nominees recommended by shareholders and other persons. The Committee may from time to time retain a search firm to help the Committee identify qualified director nominees for consideration by the Committee. The Committee evaluates qualified director nominees against the current Director Qualifications Standards described above and reviews qualified director nominees with the Board. The Committee and the Chairman of the Board interview candidates that meet the Director Qualifications Standards, and the Committee selects nominees that best suit the Board's current needs and recommends one or more of such individuals for appointment to the Board.

                      DIRECTOR COMPENSATION

     Directors who are not employees of the Company or its subsidiaries are paid annual fees of $10,000 plus $1,000 for each directors' meeting attended and are granted options to purchase 1,000 shares of the Company's common stock for each regularly scheduled directors' meeting attended. These options have a term of ten years, have an exercise price equal to the fair market value of the underlying shares on the date of grant and are immediately exercisable. The Chairman of the Audit Committee is paid an annual fee of $10,000, and the other members of the Audit Committee are paid an annual fee of $5,000, but no additional fees are paid for attendance at the four regularly scheduled Audit Committee meetings. However, the Chairman is paid $500 and the other members are paid $300 for each additional Audit Committee meeting attended. Members of all other committees are paid $300, and the Chairman of all other committees are paid $500 for each committee meeting attended.

     DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The Company's policy is that our directors are expected to attend the Annual Meeting of Shareholders unless extenuating circumstances prevent them from attending. All directors attended last year's Annual Meeting of Shareholders, except for Martin E. Stein, Jr., and James H. Winston, who were unable to attend due to extenuating circumstances.

                         PROPOSAL NO. 1
                      ELECTION OF DIRECTORS

     Under our Articles of Incorporation, the Board of Directors is divided into four classes. One class of directors is elected at each annual meeting of shareholders for a four-year term of office. We have listed below two nominees in Class III to be re-elected and one nominee in Class II to be re-elected. Class II Directors will hold office until the 2008 annual meeting, and Class III directors will hold office until the 2009 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.




Class III -  Nominees for Terms Expiring in 2009
------------------------------------------------


                                               DIRECTOR        OTHER
NAME AND PRINCIPAL OCCUPATION           AGE     SINCE      DIRECTORSHIPS
-----------------------------           ---    --------    --------------

Charles E. Commander III                64       2004
Partner with Foley & Lardner
(a law firm)

Edward L. Baker                         69       1988      Florida Rock Industries, Inc.
Chairman of the Board of the
 Company and of Florida Rock
 Industries, Inc.

Class II - Nominee for Term Expiring in 2008
--------------------------------------------

                                               DIRECTOR        OTHER
NAME AND PRINCIPAL OCCUPATION           AGE     SINCE      DIRECTORSHIPS
-----------------------------           ---    --------    -------------
H. W. Shad III                          58       2004
Principal, Mike Shad, P.L.
 (a business    valuation
 and management consulting
 firm)


  DIRECTORS CONTINUING IN OFFICE AFTER THE 2005 ANNUAL MEETING



Class IV - Terms Expiring in 2006
---------------------------------

                                              DIRECTOR         OTHER
NAME AND PRINCIPAL OCCUPATION          AGE      SINCE       DIRECTORSHIPS
-----------------------------          ---    --------      -------------

Thompson S. Baker II                   46       1994        Florida Rock Industries, Inc.
Vice President of Florida
Rock Industries, Inc.

Martin E. Stein Jr.                    52       1992        Regency Centers Corporation
Chairman and Chief Executive                                Stein Mart, Inc.
Officer  of Regency  Centers
Corporation  (a   commercial
real estate services firm)

Class I - Terms Expiring in 2007
--------------------------------

                                                DIRECTOR        OTHER
NAME AND PRINCIPAL OCCUPATION          AGE       SINCE      DIRECTORSHIPS
-----------------------------          ---      --------    -------------

James H. Winston                       71         1992      Stein Mart, Inc.
President  of  LPMC  of  Jax,                               Winston Hotels, Inc.
 Inc.   (an  investment  real
 estate  firm); President  of
 Omega   Insurance   Company;
 President of Citadel Life  &
 Health Insurance Co.

Robert H. Paul III                     70         1992
Chairman  of  the  Board   of
 Southeast-Atlantic  Beverage
 Corporation  (a manufacturer
 of soft drink products)

Class II - Nominees for Terms Expiring in 2008
----------------------------------------------

                                                  DIRECTOR        OHTER
NAME AND PRINCIPAL OCCUPATION          AGE         SINCE      DIRECTORSHIPS
-----------------------------          ---        ---------   -------------
John D. Baker II                       56           1988      Florida Rock Industries, Inc.
President and Chief Executive                                 Hughes Supply, Inc.
 Officer  of    Florida  Rock                                 Wachovia Corporation
 Industries, Inc.

Luke E. Fichthorn III                  63           1989      Florida Rock INdustries, Inc.
Partner  in  Twain Associates                                 Bairnco Corporation
 (a     private    investment
 banking  firm); Chairman  of
 the    Board    and    Chief
 Executive Officer of Bairnco
 Corporation (manufacturer)




     All of the nominees and directors have been employed in their respective positions for the past five years except H.W.
Shad III.

     Mr. Shad is the principal of Mike Shad, P.L., a firm that provides management consulting and business valuation services, primarily to the retail automobile industry. Prior to forming this firm, Mr. Shad served as Senior District Vice President to AutoNation, Inc., an automobile retailer. Prior to joining
AutoNation, Mr. Shad acquired, operated and later sold two automobile dealerships in Jacksonville, Florida.

     Edward L. Baker and John D. Baker II are brothers.  Thompson
S. Baker II is the son of Edward L. Baker.

     Please see "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for a discussion of other transactions and relationships between the Company and Florida Rock Industries, Inc. ("FRI").

                 SHAREHOLDER RETURN PERFORMANCE

           The following graph compares the performance of the Company's common stock to that of the Total Return Index for The NASDAQ Stock Market-US Index and The NASDAQ Trucking and Transportation Stock Index for the period commencing September 30, 1999 and ending on September 30, 2004. The graph assumes that $100 was invested on September 30, 1999 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends.

CHART OMITTED



                                                  Cumulative Total Return


                                     9/99     9/00     9/01    9/02    9/03    9/04
                                     ----     ----     ----    ----    ----    ----

Patriot Transportation Holding,      100.00    67.02    71.90   90.13  125.04  138.72
Inc.
NASDAQ Stock Market (U.S.)           100.00   159.85    56.32   49.18   58.43   65.29
NASDAQ Trucking &                    100.00   106.24   103.13  111.12  170.97  188.82
Transportation


                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the four other most highly compensated executives who served in such capacities during the fiscal year ended September 30, 2004.



                                Annual         Long-Term        All Other
                             Compensation     Compensation    Compensation
                                  (1)            Awards          ($)(3)
                                  ---            ------          ------


    Name and                    Salary    Bonus   Securities Under-
Principal Position       Year   ($)(2)    ($)(2)    Lying Options
------------------------------------------------------------------------------
John E. Anderson         2004   335,380   250,000      -0-          6,500
  President              2003   322,667     -0-       15,000        6,000
                         2002   318,750   128,000      -0-          5,100


David H. deVilliers Jr.  2004   258,345   244,400      -0-          7,149
  Vice President         2003   251,835   228,042     15,000        6,257
                         2002   245,400   197,760      -0-          5,069


Terry S. Phipps (4)      2004   102,885    53,125     10,000        3,087
  President of SunBelt
  Transportation


Robert E. Sandlin (5)    2004   168,713    72,229      -0-          5,061
  President of Florida   2003   149,752     -0-       10,000        5,421
  Rock & Tank Lines,
  Inc.


Ray M. Van Landingham    2004   138,860    49,798      -0-          4,166
  Vice President         2003   133,600     -0-       10,000        4,803
  Finance and            2002   129,425    26,500      -0-          4,303
  Administration and
  Chief Financial
  Officer


(1) Columns relating to "other annual compensation" and "restricted stock awards" have been omitted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executives during the periods covered by such columns. Perquisites and other personal benefits are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus of each individual.

(2) The amounts in this column include (a) salary and bonus deferred at the executive's election under the Company's Profit Sharing and Deferred Earnings Plan and (b) bonuses which are accrued in the year earned and paid in the following year.

(3)  Amounts   shown  in  this  column  represent  the  Company's
     contribution on behalf of the named executive officer to the Company's Profit Sharing and Deferred Earnings Plan.

(4)  Terry S. Phipps joined SunBelt as Vice President on May  12,
     2003 and was appointed President of SunBelt effective April 5, 2004.

(5)  Robert E. Sandlin was appointed President of Florida Rock  &
     Tank Lines, Inc. effective March 1, 2003. Prior to that date, he served as Senior Vice President.

Option Grants In Last Fiscal Year



              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                        Potential Realizable Value at
                                                                           Assumed Annual Rates of
                                                                                    Stock
                                                                        Price Appreciation for Options
                                  Individual Grants                                  Term
               -----------------------------------------------------    ------------------------------

                             Percent of
                               Total
                              Options/
                               SARs
                Number of     Granted
                Securities      To
                Underlying    Employees    Exercise or
                Option/SARs   In Fiscal    Base Price     Expiration
  Name          Granted (#)     Year        ($/Sh)           Date        5% ($)    10% ($)
   (a)             (b)           (c)         (d)              (e)         (f)        (g)
------------------------------------------------------------------------------------------
Terry S. Phipps    5000         50%        $28.75        11/4/2013      $90,500   $228,550
                   5000         50%        $31.88        4/15/2014      $100,400  $253,450



Option Exercises and Fiscal Year-End Values

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2004 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table who holds options.




                                                      Number of Unexercised      Value of Unexercised In-
                                                            Options at              The-Money Options
                                                       September 30, 2004        At September 30, 2004(1)
                                                     -----------------------     ------------------------
                     Shares
                   Acquired on     Value          Exercisable    Unexercisable   Exercisable   Unexercisable
  Name              Exercise    Realized ($)            #              #               $             $
  ----             -----------  ------------      -----------    -------------   -----------   -------------

John E. Anderson     25,000       $364,450           3,000           12,000         $31,890       $127,560

David H. deVilliers  15,000       $219,855           3,000           12,000         $31,890       $127,560
 Jr.

Robert E. Sandlin     4,000       $ 50,252            -0-             8,000            -0-         $85,040

Ray M. Van
 Landingham             --            --             2,000            8,000         $21,260        $85,040

Terry S. Phipps         --            --               --            10,000            -0-         $25,450




(1) The closing price of the Company's common stock as reported on The NASDAQ Stock Market on September 30, 2004 (the last trading day in fiscal 2004) of $32.86, less the exercise price, was used in calculating the value of exercisable and unexercisable options.

Pension Plan

     The Company has a Management Security Plan (the "MSP Plan") for certain officers. Benefit levels have been established on the basis of base compensation at September 30, 2002. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter the benefit level until his death. The MSP Plan provides that in the event a participant dies prior to his retirement, his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first.

     The  annual retirement benefit levels in effect at September
30, 2004 were:

          John E. Anderson         $160,000
          David H. deVilliers Jr.  $123,600

Other executives named in the Summary Compensation Table are not eligible to participate in the MSP Plan.

                  COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and reviews and approves compensation of certain other officers and members of management. In addition, the Committee administers the Company's stock option plans and the Management Incentive Compensation program.

     The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

     Base salary levels for executives are established taking into consideration business conditions, the Company's performance and industry compensation levels. Effective January 1, 2004, the Chief Executive Officer's salary was increased to $337,840 based on these factors, with no particular weighting, and his performance in leading the Company and its businesses.

     Both of the Company's operating groups, transportation and real estate, have Management Incentive Compensation ("MIC") plans which provide an opportunity for additional compensation to officers and key employees. The purpose of the plans is to provide a direct financial incentive in the form of an annual cash bonus to participants to achieve their business unit's and the Company's goals and objectives. Awards to individuals are based on their achieving annual predetermined objectives and the importance of and degree of difficulty in achieving those objectives. Goals for the transportation group for the fiscal year ended 2004 focused on after-tax returns on total capital employed. MIC-based objectives for real estate emphasized such key performance indicators as operating profit from the developed portfolio, lease-up periods for new buildings placed in service during the fiscal year, growth-related new development and average occupancy for the existing portfolio.

     Mr. Anderson participates in a similar MIC Plan under which the calculation, purpose and annual cash award eligibility for performance against predetermined objectives are linked to those utilized by the Company's transportation and real estate groups. More specifically, these predetermined objectives incorporate, but are not limited to, the sum of the transportation and real estate groups' budgeted net income excluding gains from property sales and net income from royalties and rents. His maximum individual award may not exceed 100% of base salary. Mr. Anderson received a cash bonus under the MIC Plan for fiscal 2004 of $250,000 after considering combined transportation and real estate results.

     During the 2004 fiscal year, the Company granted options to acquire a total of 10,000 shares of the Company's common stock to the executive officers named in the Summary Compensation Table. See "Option/SAR Grants in Last Fiscal Year." Under the stock option program, the vesting periods associated with stock options encourage option recipients to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant. In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the individual's relative base salary, scope of responsibility and ability to affect both short and long term profits and add value to the Company.

Submitted by:       Robert H. Paul III, Chairman
                    Martin E. Stein Jr.
                    James H. Winston

                    Members of the Compensation Committee

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report and the foregoing Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Four directors of the Company, Edward L. Baker, John D. Baker II, Thompson S. Baker II, and Luke E. Fichthorn III are also directors of FRI. The four directors beneficially own approximately 48.0% of stock of the Company and 27.1% of the stock of FRI as of October 31, 2004. Accordingly, Edward L. Baker, John D. Baker II and Thompson S. Baker II, who own approximately 46.6% of the stock of the Company and 26.9% of the stock of FRI, may be considered to be control persons of both the Company and FRI.

     Mr. Fichthorn provided the Company with financial consulting and other services during the fiscal year ended 2004 for which he received $30,000.

     There were no other interlocks of executive officers or board members of the Company serving on the Compensation or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committee or Board of Directors of the Company.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company and FRI routinely are engaged in business together through the hauling by the Company of construction aggregates and other products for FRI and the leasing to FRI of construction aggregates mining and other properties. The Company has numerous aggregates hauling competitors at all terminal and mine sites and the rates charged are, accordingly, established by competitive conditions. Approximately 6.6% of the Company's revenue was attributable to FRI during the 2004 fiscal year. In addition, under an agreement, FRI provides certain management and related services, including tax, legal, administrative, human resources, health benefits, risk management and property management services to the Company and its subsidiaries. FRI charged the Company $372,000 for such services during the fiscal year ended September 30, 2004.

     In May 2004, the Company sold a 935 acre parcel of property in Miami, Florida to FRI for $1,638,000. The terms of the agreement were approved by the Company's Audit Committee, which is comprised of independent directors, after considering, among other factors, the terms of the existing lease agreement and consultation with management.

     In May 2004, a subsidiary of the Company sold 108 acres of land located in the northwest quadrant of I-395 and I-495 at Edsall Road in Springfield, Virginia to FRI for $15,000,000. The Agreement was approved by a committee of independent directors of the Company after review of a development feasibility study and other materials, consultation with management and advice of independent counsel.

     In March 2004, a subsidiary of the Company sold a parcel of land containing approximately 6,321 acres in Suwannee and
Columbia Counties, near Lake City, Florida, to FRI for $13,000,000 in cash. The sales price was approved by the Company's Audit Committee, which is composed of independent directors of the Company, after considering, among other factors, an independent appraisal, the current use of the property and consultation with management.

      In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and notes set forth the beneficial ownership of common stock of the Company by each person known by the Company to own beneficially more than 5% of the common stock of the Company. Percentage calculations are based on the outstanding shares of the Company's common stock on December 6, 2004.



                  Name and Address         Amount and Nature of
Title of Class   of Beneficial Owner       Beneficial Ownership    Percenage of Class
--------------   -------------------       --------------------    ------------------

   Common        Baker Holdings, LP             1,061,521                36.2%
                 Edward L. Baker                  131,211 (1)             4.5%
                 John D. Baker II                 127,379 (1)             4.4%
                 P.O. Box 4667                  -------------            ------
                 Jacksonville, FL 32201         1,320,111                45.1%


   Common        Royce & Associates, LLC          333,400 (2)            11.4%
                 1414 Avenue of the Americas
                 New York, NY 10019


(1)  Baker  Holdings, LP is a limited partnership in which Edward
     L. Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting power and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II has a pecuniary interest in 353,840 shares. Ownership for Baker Holdings, LP is reported as of December 31, 2003. See "Common Stock Ownership by Directors and Officers" including the notes thereunder for an aggregation and identification of other shares beneficially owned by Edward L. Baker and John D. Baker II.

(2)  Royce  &  Associates, LLC ("Royce") reported as of  December
     31, 2003 that pursuant to Securities and Exchange Commission
     Rule 13d-(1)(b)(ii)(H) it has sole voting and investment power as to the shares shown.

        COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS

      The following table and notes set forth the beneficial ownership of common stock of the Company by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 24, 2004 and also includes shares held under options which are exercisable within 60 days of October 24, 2004.



    Name of                 Amount and Nature of        Percentage of Class
Of Beneficial Owner         Beneficial Ownership (1)
-------------------         ------------------------    --------------------

John E. Anderson                   26,806                         *
Edward L. Baker                   838,892 (2)(3)               28.6%
John D. Baker II                  481,219 (2)(4)               16.4%
Thompson S. Baker II               42,301 (5)                   1.4%
Charles E. Commander III            6,000                         *
David H. deVilliers Jr.             8,887                         *
Luke E. Fichthorn III              41,043 (6)                   1.4%
Robert H. Paul III                 22,800                         *
Terry S. Phipps                     1,000                         *
Robert E. Sandlin                   4,423                         *
H. W. Shad                          2,500                         *
Martin E. Stein Jr.                55,300 (7)                   1.9%
Ray M. Van Landingham               4,000                         *
James H. Winston                   21,000                         *
All Directors and Officers
  as a group (15 people)        1,559,075                      53.2%




* Less than 1%

(1) The preceding table includes the following shares held under the Company's Profit Sharing and Deferred Earnings Plan which includes shares previously held under a Tax Reduction Act Employee Stock Ownership Plan ("TRAESOP") previously established by FRI as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of October 24, 2004.

                                Shares Under
                               Profit Sharing  Shares Under Option
                               --------------  -------------------
      John E. Anderson              -0-                6,000
      Edward L. Baker            2,542                18,000
      John D. Baker II           1,549                20,000
      Thompson S. Baker II           7                20,000
      Charles E. Commander III      -0-                4,000
      David H. deVilliers Jr.      887                 6,000
      Luke E. Fichthorn III         -0-               20,000
      Robert H. Paul III            -0-               17,000
      Terry S. Phipps               -0-                1,000
      Robert E. Sandlin             -0-                2,000
      H.W. Shad III                 -0-                2,000
      Martin E. Stein, Jr.          -0-               15,000
      Ray M. Van Landingham         -0-                4,000
      James H. Winston              -0-               16,000
      All directors and
       officers as a group
       (15 people)               4,978               152,000

(2) Includes out of the 1,061,521 shares owned by Baker Holdings, LP, as to which Edward L. Baker and John D. Baker II have shared voting and investment power, for Edward L. Baker, 353,840 in which he has a beneficial interest and 353,841 shares in which another person has a beneficial interest, which 707,681 shares are excluded from the amounts shown for John D. Baker II; the remaining 353,840 shares in which John D. Baker II has a pecuniary interest are included in the number of shares shown for John D. Baker II.

(3) Includes 26,191 shares held by the Edward L. Baker Living Trust as to which Edward L. Baker has sole voting power and sole investment power; 85,543 shares held in trust for the benefit of children of John D. Baker II as to which Edward
     L. Baker has sole voting power and sole investment power but as to which he disclaims beneficial ownership; 432 shares held by a trust for which Edward L. Baker is a co-trustee with SunTrust Bank and to which he has potential income rights; and 400 shares directly owned by the spouse of
     Edward   L.  Baker  as  to  which  he  disclaims  beneficial
     ownership.

(4) Includes 103,867 shares held in the John D. Baker II Living Trust as to which John D. Baker II has sole voting power and sole investment power; and 1,963 shares directly owned by the spouse of John D. Baker II as to which he disclaims beneficial ownership. Amounts shown for John D. Baker II and Edward L. Baker do not include an aggregate of 90,639 held by certain trusts that are administered either by an independent trustee or by Edward L. Baker, as trustee, for the benefit of either the spouse or the children of John D. Baker II and in which neither John D. Baker II nor Edward L. Baker have a pecuniary interest.

(5)  Includes  19,363 shares directly owned by Thompson S.  Baker
     II; 733 shares directly owned by Mr. Baker's spouse; and 2,199 shares held for the benefit of Mr. Baker's minor children.

(6)  Includes 100 shares owned by the spouse of Mr. Fichthorn  as to  which  he  disclaims any beneficial interest  and  4,000 shares directly owned by the M/B Disbro Trust, of which  Mr.
     Fichthorn is a co-trustee and beneficiary.

(7) Regency Square II, a Florida general partnership, owns 40,300 shares of the Company. Martin E. Stein Jr., as a partner, holds a 2.5248% interest in the partnership. Trust B under the will of Martin E. Stein, deceased, as a partner, holds a 46.21% interest in the Partnership. John D. Baker II in a co-trustee of the trust of Martin E. Stein, deceased, and as such has a one-third shared voting and dispositive power as to the trust. Martin E. Stein Jr. has a beneficial interest in the trust, and, together with his two brothers, acting jointly as co-trustees, has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the Company are excluded from the total shown for John D. Baker II, who disclaims any pecuniary or beneficial interest to such shares, but are included in the total shown for Martin E. Stein Jr.

                     AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Committee has selected the Company's independent auditor.

     In this context, the Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company's results. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee discussed with  the independent auditor matters required to be
discussed by Statement on   Auditing  Standards  No.  61
(Communications   With   Audit Committees).

     In addition, the Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2004, for filing with the Securities and Exchange Commission.

Submitted by:                      H.W. Shad III, Chairman
                                   Charles E. Commander III
                                   Robert H. Paul III
                                   Members of the Audit Committee

     The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

                      INDEPENDENT AUDITOR

     The Audit Committee has engaged PricewaterhouseCoopers LLP to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for the years ended September 30, 2003 and September 30, 2004, and fees billed by PricewaterhouseCoopers LLP for other services during those periods. Certain amounts for 2003 have been reclassified to conform to the 2004 presentation.

                              2004                  2003
                              ----                  ----
Audit Fees (1)              $86,000                $79,675
Audit Related Fees (2)       $8,800                $15,000
Tax Fees (3)                $27,700                $26,300
All Other Fees                 0                      0

Total                       $122,500              $120,975

  (1) Audit fees consisted of audit work performed in the preparation of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

  (2) Audit related fees consisted principally of audits of employee benefit plans.

  (3) Tax fees consisted principally of assistance related to tax compliance and reporting.

Pre-Approval of Audit and Non-Audit Services:

      Under the Company's amended Audit Committee Charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services and tax review, compliance and planning services performed for the Company by PricewaterhouseCoopers during fiscal 2004.

                      SHAREHOLDER PROPOSALS

   Proposals  of  shareholders intended to  be  included  in  the
Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2006 must be delivered in writing to the principal executive offices of the
Company  no  later  than August 31, 2005.  The inclusion  of  any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

   Except  for  shareholder  proposals  to  be  included  in  the
Company's  proxy  materials,  the deadline  for  nominations  for directors submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 8, 2005. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.

   The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2005.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, NASDAQ and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except that Mr. Commander was three business days late in filing a Form 4 to report the grant to him of 1,000 stock options.

                              BY ORDER OF THE BOARD OF DIRECTORS

December 23, 2004                       Ray M. Van Landingham
                                             Secretary

            PLEASE RETURN THE ENCLOSED FORM OF PROXY,
          DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
              ENVELOPE, WHICH REQUIRES NO POSTAGE.


SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF PATRIOT TRANSPORTATION HOLDING, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE SECRETARY AT 1801 ART MUSEUM DRIVE, JACKSONVILLE, FLORIDA 32207. THIS REPORT ALSO IS AVAILABLE AT OUR WEBSITE, www.patriottrans.com.

              PATRIOT TRANSPORTATION HOLDING, INC.
              PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JANUARY 26, 2005.

      The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Patriot Transportation Holding, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 155 East 21st Street, Jacksonville, Florida on January 26, 2005, at 2 o'clock in the afternoon, local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

   1. The election of two directors to serve for a term of four years and one director to serve for a term of three years.

       / /   FOR the nominees listed  /  /  WITHHOLD AUTHORITY
             below (except as marked        to vote for all nominees
             to the contrary below)            listed below

         Edward L. Baker and Charles E. Commander III are the nominees for a term of four years.
        H.W. Shad III is a nominee for a term of three years.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

_________________________________________________________________

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

          (Continued and to be signed on other side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 23, 2004, and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.

                               Dated: __________________________

                               ---------------------------------
                               Signature

                               ---------------------------------
                               Signature, if held jointly

                              IMPORTANT:  Please date this  proxy
                              and  sign exactly as your  name  or
                              names  appear(s)  hereon.   If  the
                              stock  is  held jointly, signatures
                              should include both names. Personal
                              representatives,          trustees,
                              guardians and others signing  in  a
                              representative capacity should give
                              full  title.   If  you  attend  the
                              meeting  you  may,  if  you   wish,
                              withdraw  your proxy  and  vote  in
                              person.


      PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

             Proxy Statement dated December 23, 2004